Morgan Stanley Equity Fund
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002

Dear Shareholder:

The six-month period ended November 30, 2002, began with growing fears of a double-dip recession. Gross domestic product (GDP) growth had slowed sharply from its unsustainable first quarter rate of 5.8 percent. By June, legitimate questions had arisen concerning the path of corporate earnings, the vitality of capital spending, and the sustainability of consumer confidence. An outlook for modest economic growth was buoyed by raw materials price strength, still-low interest rates and pro-growth monetary and fiscal policymakers. The double-dip recession did not occur as feared and the economy grew modestly throughout the period under review.

The stock market disengaged from the economic recovery during this period and, by October 9, 2002, had fallen to a cyclical low. The market was driven lower by disappointing corporate earnings and wide-scale downward earnings forecasts. Any remaining buying optimism appeared to be sapped by recurrent concerns about corporate accounting, bankruptcy filings, corporate-governance scandals and persistent fear of a potential economic retrenchment resulting from a possible war with Iraq. Following the October 9 low, however, the stock market rallied and registered nearly unprecedented gains for the subsequent two months. The combined return for October and November, as measured by the Standard & Poor's 500 Index (S&P 500)*, was the highest for any two-month period since 1990, and the second highest October/November gain since 1926.

Performance

For the six-month period ended November 30, 2002, Morgan Stanley Equity Fund's Class A, B, C and D shares returned -15.49 percent, -15.85 percent, -15.79 percent and -15.34 percent, respectively. During the same period, the Fund's benchmark, the S&P 500, posted a return of -11.48 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower.

According to Morgan Stanley Investments LP, the Fund's sub-advisor, the Fund underperformed its benchmark index because of its exposure to the technology and banking sectors. The combined weighting of these two sectors was nearly 25 percent, which created a performance lag that was too much for the balance of the portfolio to overcome.

---------------------
*The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Equity Fund
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

Portfolio Strategy

The Fund began the period with an overweighting in both value-oriented cyclical stocks (e.g., Air Products & Chemicals, Boeing, United Technologies) and growth cyclicals (e.g., Motorola, Hewlett-Packard, Viacom). The sub-advisor believes that this positioning was consistent with the underlying economic recovery and the steady improvement in the absolute and relative forward earnings estimates of these types of stocks. However, as downside risks in the economy increased during the summer, the sub-advisor began to moderate somewhat the economic sensitivity of the portfolio.

This was achieved by trimming relatively higher-beta (riskier) positions in oil-well equipment and service, and offshore drilling (e.g., Cooper Cameron, Ensco International) and technology (sharply reducing or eliminating such semicapital equipment manufacturers and semiconductor positions as Maxim Integrated Products, Motorola and Taiwan Semiconductor). The sub-advisor also reduced the Fund's exposure to publishing and broadcasting (Viacom) and investment brokerage positions (Lehman Brothers), and replaced trading-sensitive electric power exposure (Duke Energy) with distribution-dependent utilities (Exelon). The sub-advisor added to the Fund's strategic emphasis on banks and consumer credit (e.g., PNC Financial, Wells Fargo, MBNA). The Fund's focus on energy stocks was increased with the addition of such international oil stocks as TotalFina and Royal Dutch Petroleum. The sub-advisor also boosted select defensive growth positions by adding to existing positions in Avon, Coca-Cola, Proctor & Gamble, Coors and Unilever.

By the end of November, the sub-advisor added several discounted defensive growth positions and supplemented remaining cyclical content with additions to oversold industrial and consumer cyclicals. These shifts were made without disturbing the beta-controlled, fairly tight, sector-weight variances to the benchmark. In particular, in an attempt to improve the overall valuation in the portfolio, the sub-advisor expanded positions in heavy industry, auto/auto-related and consumer durable positions (e.g., Honeywell, Tyco, Cooper Industries, Ford, General Motors, Delphi). Within technology, software positions were modified (trimming Siebel Systems and adding BMC) without increasing the Fund's exposure to the sector, which the sub-advisor believes has been too rapidly repriced. The sub-advisor increased the Fund's overweighting of international oil by adding to its position in Royal Dutch Petroleum. The sub-advisor also readjusted several pharmaceutical positions by adding to Wyeth and Bristol-Myers Squibb and trimming Schering-Plough, without disturbing the relatively neutral drug exposure.

Morgan Stanley Equity Fund
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

Looking Ahead

The nearly unprecedented stock market performance of October and November benefited from the extreme pessimism that had, in effect, positioned the economy to deliver upside, positive surprises. Those surprises did materialize, in the form of stronger-than-expected retail sales, sharply increased durable goods orders on surprising strength from machinery and communication equipment, and abruptly declining corporate bond yield spreads. Finally, November consumer confidence survey results were up, reversing several earlier and widely reported declines.

The Fund's sub-advisor continues to believe that a modest economic recovery is under way, supported by continued fiscal stimulus, an accommodative Federal Reserve, unambiguous inventory rebuilding, low mortgage rates and active consumers. In the sub-advisor's view, the earnings outlook for industrial cyclical stocks within the S&P 500 universe is beginning to reflect renewed vigor in the manufacturing sector of the economy, typical during past economic recoveries. However, investors are cautioned on the unpredictable downside risks of the potential Iraqi conflict. On balance, the sub-advisor remains cautiously optimistic that the economic rebound will continue to support prudent equity investment strategies.

We appreciate your ongoing support of Morgan Stanley Equity Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Equity Fund
FUND PERFORMANCE - NOVEMBER 30, 2002

         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                 CLASS A SHARES*
-------------------------------------------------
1 Year                     (22.91)%(1) (26.96)%(2)
Since Inception (7/29/98)  (6.08)%(1)  (7.24)%(2)
                 CLASS C SHARES+
-------------------------------------------------
1 Year                     (23.37)%(1) (24.13)%(2)
Since Inception (7/29/98)  (6.69)%(1)  (6.69)%(2)
                CLASS B SHARES**
-------------------------------------------------
1 Year                     (23.45)%(1) (27.26)%(2)
Since Inception (7/29/98)  (6.79)%(1)  (7.16)%(2)
                CLASS D SHARES++
-------------------------------------------------
1 Year                     (22.70)%(1)
Since Inception (7/29/98)  (5.84)%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum contingent deferred sales charge for Class C is
     1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (100.0%)
              Aerospace & Defense
              (1.3%)
   25,500     Boeing Co. ..............  $    867,000
    9,900     Northrop Grumman
               Corp. ..................       959,409
                                         ------------
                                            1,826,409
                                         ------------
              Apparel/Footwear Retail
              (0.6%)
   52,100     Limited Brands, Inc. ....       886,221
                                         ------------
              Auto Parts: O.E.M. (0.7%)
  111,300     Delphi Corp. ............       946,050
                                         ------------
              Beverages: Alcoholic
              (0.9%)
    6,200     Anheuser-Busch Companies,
               Inc. ...................       304,544
   14,500     Coors (Adolph) Co. (Class
               B)......................       940,470
                                         ------------
                                            1,245,014
                                         ------------
              Beverages: Non-Alcoholic
              (3.1%)
   80,100     Coca Cola Co. ...........     3,655,764
   35,500     Coca Cola Enterprises,
               Inc. ...................       755,795
                                         ------------
                                            4,411,559
                                         ------------
              Biotechnology (0.8%)
   24,400     Amgen Inc.*..............     1,151,680
                                         ------------
              Building Products (0.5%)
   37,300     Masco Corp. .............       752,356
                                         ------------
              Casino/Gaming (0.3%)
   48,700     Park Place Entertainment
               Corp.*..................       403,236
                                         ------------
              Chemicals: Major
              Diversified (1.0%)
   56,000     Engelhard Corp. .........     1,357,440
                                         ------------
              Chemicals: Specialty
              (1.4%)
   44,500     Air Products & Chemicals,
               Inc. ...................     1,967,790
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Computer Communications
              (0.6%)
   58,700     Cisco Systems, Inc.*.....  $    875,804
                                         ------------
              Computer Processing
              Hardware (2.5%)
   18,600     Dell Computer Corp.*.....       531,402
  142,700     Hewlett-Packard Co. .....     2,779,796
   71,100     Sun Microsystems, Inc*...       305,090
                                         ------------
                                            3,616,288
                                         ------------
              Contract Drilling (0.5%)
   15,500     GlobalSantaFe Corp. .....       397,110
    3,700     Nabors Industries, Ltd.*
               (Barbados)..............       130,980
    7,500     Noble Corp.*.............       254,625
                                         ------------
                                              782,715
                                         ------------
              Department Stores (0.6%)
   13,300     Kohl's Corp.*............       911,050
                                         ------------
              Discount Stores (2.9%)
   76,500     Wal-Mart Stores, Inc. ...     4,143,240
                                         ------------
              Drugstore Chains (0.4%)
   19,700     CVS Corp. ...............       529,536
                                         ------------
              Electric Utilities (1.8%)
   26,400     Duke Energy Corp. .......       521,136
   41,200     Exelon Corp. ............     2,067,828
                                         ------------
                                            2,588,964
                                         ------------
              Electrical Products
              (0.9%)
   32,400     Cooper Industries, Ltd.
               (Class A)...............     1,231,848
                                         ------------
              Electronics/Appliance
              Stores (1.9%)
   57,800     Best Buy Co., Inc.*......     1,599,904
  117,200     Circuit City Stores,
               Inc.-Circuit City
               Group...................     1,134,496
                                         ------------
                                            2,734,400
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Finance/Rental/ Leasing
              (3.6%)
   11,200     Fannie Mae...............  $    706,160
   47,000     Freddie Mac..............     2,709,080
   77,900     MBNA Corp. ..............     1,662,386
                                         ------------
                                            5,077,626
                                         ------------
              Financial Conglomerates
              (3.3%)
   24,400     American Express Co. ....       949,892
   76,600     Citigroup, Inc. .........     2,978,208
   27,900     Principal Financial
               Group, Inc. ............       809,100
                                         ------------
                                            4,737,200
                                         ------------
              Food Retail (0.5%)
   42,900     Kroger Co.*..............       674,817
                                         ------------
              Food: Major Diversified
              (1.7%)
   41,500     Unilever N.V.
               (Netherlands)...........     2,413,225
                                         ------------
              Home Improvement Chains
              (0.8%)
   44,900     Home Depot, Inc. (The)...     1,186,258
                                         ------------
              Hospital/Nursing
              Management (0.4%)
   13,500     HCA Inc. ................       542,430
                                         ------------
              Household/Personal Care
              (2.9%)
   36,400     Avon Products, Inc. .....     1,869,140
   27,100     Gillette Co. ............       821,672
   16,400     Procter & Gamble Co. ....     1,377,600
                                         ------------
                                            4,068,412
                                         ------------
              Industrial Conglomerates
              (8.5%)
  174,900     General Electric Co. ....     4,739,790
   78,800     Honeywell International,
               Inc. ...................     2,038,556
  194,000     Tyco International Ltd.
               (Bermuda)...............     3,460,960
   29,700     United Technologies
               Corp. ..................     1,855,359
                                         ------------
                                           12,094,665
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Information Technology
              Services (1.6%)
   26,200     International Business
               Machines Corp. .........  $  2,282,020
                                         ------------
              Integrated Oil (3.9%)
   12,600     Amerada Hess Corp. ......       705,600
   66,700     Exxon Mobil Corp. .......     2,321,160
   56,700     Royal Dutch Petroleum Co.
               (Netherlands)...........     2,469,285
                                         ------------
                                            5,496,045
                                         ------------
              Investment Banks/ Brokers
              (0.3%)
    7,200     Lehman Brothers Holdings,
               Inc. ...................       442,080
                                         ------------
              Major Banks (10.3%)
   72,400     Bank of America Corp. ...     5,073,792
   70,500     Comerica, Inc. ..........     3,336,765
   57,600     Mellon Financial
               Corp. ..................     1,730,880
   62,300     PNC Financial Services
               Group, Inc. ............     2,629,060
   12,100     Wachovia Corp............       425,315
   32,400     Wells Fargo & Co. .......     1,497,204
                                         ------------
                                           14,693,016
                                         ------------
              Major Telecommunications
              (2.6%)
   38,100     SBC Communications,
               Inc. ...................     1,085,850
   61,800     Verizon Communications
               Inc. ...................     2,588,184
                                         ------------
                                            3,674,034
                                         ------------
              Managed Health Care
              (1.1%)
   16,800     CIGNA Corp. .............       731,304
   33,800     Health Net Inc.*.........       872,378
                                         ------------
                                            1,603,682
                                         ------------
              Media Conglomerates
              (2.5%)
   39,000     AOL Time Warner Inc.*....       638,430
   34,800     Disney (Walt) Co. .......       689,736
   46,400     Viacom, Inc. (Class
               B)*.....................     2,181,264
                                         ------------
                                            3,509,430
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Medical Specialties
              (1.7%)
   16,800     Baxter International,
               Inc.*...................  $    537,432
   26,700     Boston Scientific
               Corp.*..................     1,121,400
   27,800     Guidant Corp.*...........       832,054
                                         ------------
                                            2,490,886
                                         ------------
              Motor Vehicles (1.4%)
   91,400     Ford Motor Co. ..........     1,040,132
   23,300     General Motors Corp. ....       925,010
                                         ------------
                                            1,965,142
                                         ------------
              Multi-Line Insurance
              (0.8%)
   18,500     American International
               Group, Inc. ............     1,205,275
                                         ------------
              Oil & Gas Production
              (0.9%)
    8,000     Devon Energy Corp. ......       366,320
   21,200     Kerr-McGee Corp. ........       959,300
                                         ------------
                                            1,325,620
                                         ------------
              Oil Refining/Marketing
              (1.8%)
   38,300     TotalFinaElf S.A. (ADR)
               (France)................     2,556,525
                                         ------------
              Oilfield Services/
              Equipment (0.2%)
    6,000     Cooper Cameron Corp.*....       307,560
                                         ------------
              Package Software (6.0%)
   79,900     BMC Software, Inc.*......     1,430,210
  106,300     Microsoft Corp.*.........     6,146,266
   81,300     Oracle Corp.*............       987,795
                                         ------------
                                            8,564,271
                                         ------------
              Pharmaceuticals: Major
              (11.0%)
   32,800     Abbott Laboratories......     1,435,984
   88,100     Bristol-Myers Squibb
               Co. ....................     2,334,650
   53,200     Merck & Co., Inc. .......     3,160,612
  140,500     Pfizer, Inc. ............     4,431,370
   43,400     Pharmacia Corp. .........     1,835,820
   60,900     Wyeth....................     2,340,387
                                         ------------
                                           15,538,823
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Property - Casualty
              Insurers (0.4%)
    7,800     Chubb Corp. .............  $    457,080
    2,700     Travelers Property
               Casualty Corp. (Class
               A)*.....................        43,065
    5,600     Travelers Property
               Casualty Corp. (Class
               B)*.....................        89,600
                                         ------------
                                              589,745
                                         ------------
              Pulp & Paper (1.0%)
   35,400     International Paper
               Co. ....................     1,389,450
                                         ------------
              Recreational Products
              (0.4%)
    7,500     International Game
               Technology*.............       578,250
                                         ------------
              Regional Banks (2.2%)
  145,400     U.S. Bancorp.............     3,184,260
                                         ------------
              Restaurants (0.5%)
   42,300     McDonald's Corp. ........       782,550
                                         ------------
              Semiconductors (1.4%)
   21,200     Analog Devices, Inc.*....       650,628
   26,300     Intel Corp. .............       549,144
   17,900     Maxim Integrated
               Products, Inc. .........       753,411
                                         ------------
                                            1,953,183
                                         ------------
              Services to the Health
              Industry (0.1%)
   38,800     Healthsouth Corp.*.......       157,916
                                         ------------
              Telecommunications
              Equipment (1.2%)
  100,000     Motorola, Inc. ..........     1,138,000
   12,600     QUALCOMM Inc.*...........       519,372
                                         ------------
                                            1,657,372
                                         ------------
              Tobacco (0.9%)
   34,400     Philip Morris Companies,
               Inc. ...................     1,297,568
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Trucks/Construction/Farm
              Machinery (1.4%)
   40,300     Caterpillar, Inc. .......  $  2,010,970
                                         ------------
              Total Common Stocks
              (Cost $151,208,510)......   142,411,906
                                         ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
-----------
              Short-Term Investment (0.1%)
              Repurchase Agreement
  $   164     The Bank of New York
               1.125% due 12/02/02
               (dated 11/29/02;
               proceeds $164,511) (a)
               (Cost $164,496).........       164,496
                                         ------------

Total Investments
(Cost $151,373,006) (b).....   100.1%     142,576,402
Liabilities in Excess of
Other Assets................   (0.1)         (183,923)
                               -----     ------------
Net Assets..................   100.0%    $142,392,479
                               =====     ============

---------------------------------------------------
   ADR  American Depository Receipt.
   *   Non-income producing security.
   (a) Collateralized by $167,786 U.S. Treasury Strip 0.0% due 02/15/13 valued at $167,786.
   (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,059,541 and the aggregate gross unrealized depreciation is $16,856,145, resulting in net unrealized depreciation of $8,796,604.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2002 (unaudited)

Assets:
Investments in securities, at value
 (cost $151,373,006)...................  $ 142,576,402
Cash...................................         35,586
Receivable for:
    Dividends..........................        231,188
    Shares of beneficial interest
     sold..............................         50,777
Prepaid expenses and other assets......         73,082
                                         -------------
    Total Assets.......................    142,967,035
                                         -------------
Liabilities:
Payable for:
    Shares of beneficial interest
     redeemed..........................        283,963
    Distribution fee...................        107,730
    Investment management fee..........         97,496
Accrued expenses and other payables....         85,367
                                         -------------
    Total Liabilities..................        574,556
                                         -------------
    Net Assets.........................  $ 142,392,479
                                         =============
Composition of Net Assets:
Paid-in-capital........................  $ 274,483,794
Net unrealized depreciation............     (8,796,604)
Net investment loss....................       (362,229)
Accumulated net realized loss..........   (122,932,482)
                                         -------------
    Net Assets.........................  $ 142,392,479
                                         =============
Class A Shares:
Net Assets.............................     $4,327,103
Shares Outstanding (unlimited
 authorized, $.01 par value)...........        655,243
    Net Asset Value Per Share..........          $6.60
                                         =============
    Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
     asset value)......................          $6.97
                                         =============
Class B Shares:
                                          $123,511,853
Net Assets.............................
Shares Outstanding (unlimited               19,380,930
 authorized, $.01 par value)...........
    Net Asset Value Per Share..........          $6.37
                                         =============
Class C Shares:
                                            $9,130,864
Net Assets.............................
Shares Outstanding (unlimited                1,427,230
 authorized, $.01 par value)...........
    Net Asset Value Per Share..........          $6.40
                                         =============
Class D Shares:
                                            $5,422,659
Net Assets.............................
Shares Outstanding (unlimited                  811,471
 authorized, $.01 par value)...........
    Net Asset Value Per Share..........          $6.68
                                         =============

Statement of Operations
For the six months ended November 30, 2002 (unaudited)

Net Investment Loss:

Income
Dividends (net of $17,349 foreign
 withholding tax).......................  $  1,357,845
Interest................................         6,782
                                          ------------
    Total Income........................     1,364,627
                                          ------------
Expenses
Distribution fee (Class A shares).......         6,250
Distribution fee (Class B shares).......       684,822
Distribution fee (Class C shares).......        49,580
Investment management fee...............       671,567
Transfer agent fees and expenses........       190,116
Custodian fees..........................        33,432
Shareholder reports and notices.........        33,182
Professional fees.......................        24,864
Registration fees.......................        23,051
Trustees' fees and expenses.............         6,117
Other...................................         3,875
                                          ------------
    Total Expenses......................     1,726,856
                                          ------------
    Net Investment Loss.................      (362,229)
                                          ------------
Net Realized and Unrealized Loss:
Net realized loss.......................   (28,876,695)
Net change in unrealized depreciation...    (4,844,229)
                                          ------------
    Net Loss............................   (33,720,924)
                                          ------------
Net Decrease............................  $(34,083,153)
                                          ============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED           ENDED
                                                              NOVEMBER 30, 2002   MAY 31, 2002
                                                              -----------------   -------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment loss.........................................    $   (362,229)     $  (2,058,450)
Net realized loss...........................................     (28,876,695)       (36,807,159)
Net change in unrealized depreciation.......................      (4,844,229)       (24,229,573)
                                                                ------------      -------------
    Net Decrease............................................     (34,083,153)       (63,095,182)
                                                                ------------      -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares..............................................        --                  (36,175)
Class B shares..............................................        --               (1,047,547)
Class C shares..............................................        --                  (70,366)
Class D shares..............................................        --                  (31,602)
                                                                ------------      -------------
    Total Distributions.....................................        --               (1,185,690)
                                                                ------------      -------------

Net decrease from transactions in shares of beneficial
  interest..................................................     (36,130,741)       (65,311,885)
                                                                ------------      -------------

    Net Decrease............................................     (70,213,894)      (129,592,757)
Net Assets:
Beginning of period.........................................     212,606,373        342,199,130
                                                                ------------      -------------
End of Period
(Including a net investment loss of $362,229 and $0,
respectively)...............................................    $142,392,479      $ 212,606,373
                                                                ============      =============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities. The Fund was organized as a Massachusetts business trust on April 6, 1998 and commenced operations on July 29, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Morgan Stanley Investments, LP (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.85% to the portion of daily net assets not exceeding $500 million; 0.825% to the portion of daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.80% to the portion of daily net assets in excess of $1.0 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $13,633,274 at November 30, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended November 30, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended November 30, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $48, $239,413 and $718, respectively and received $2,416 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2002 aggregated $55,785,461 and $90,468,415, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At November 30, 2002 the Fund had transfer agent fees and expenses payable of approximately $15,100.

5. FEDERAL INCOME TAX STATUS

At May 31, 2002, the Fund had a net capital loss of approximately $72,629,000 which will be available through May 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31, ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $12,118,000 during fiscal 2002.

As of May 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                              FOR THE SIX                FOR THE YEAR
                                                             MONTHS ENDED                    ENDED
                                                           NOVEMBER 30, 2002             MAY 31, 2002
                                                       -------------------------   -------------------------
                                                              (unaudited)
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ----------   ------------   ----------   ------------
CLASS A SHARES
Sold.................................................      17,432   $   109,003       104,703   $    895,027
Reinvestment of distributions........................      --           --              4,279         35,775
Redeemed.............................................    (208,126)   (1,332,203)     (339,078)    (2,852,564)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class A...............................    (190,694)   (1,223,200)     (230,096)    (1,921,762)
                                                       ----------   ------------   ----------   ------------
CLASS B SHARES
Sold.................................................     451,039     2,841,194     2,233,050     18,589,949
Reinvestment of distributions........................      --           --            119,169        968,840
Redeemed.............................................  (5,468,154)  (34,324,385)   (9,845,957)   (81,335,286)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class B...............................  (5,017,115)  (31,483,191)   (7,493,738)   (61,776,497)
                                                       ----------   ------------   ----------   ------------
CLASS C SHARES
Sold.................................................      40,348       258,760       173,681      1,447,732
Reinvestment of distributions........................      --           --              8,372         68,235
Redeemed.............................................    (345,044)   (2,156,461)     (505,981)    (4,194,055)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class C...............................    (304,696)   (1,897,701)     (323,928)    (2,678,088)
                                                       ----------   ------------   ----------   ------------
CLASS D SHARES
Sold.................................................     143,988       972,564       576,295      4,871,658
Reinvestment of distributions........................      --           --              3,098         26,149
Redeemed.............................................    (375,090)   (2,499,213)     (441,986)    (3,833,345)
                                                       ----------   ------------   ----------   ------------
Net increase (decrease) - Class D....................    (231,102)   (1,526,649)      137,407      1,064,462
                                                       ----------   ------------   ----------   ------------
Net decrease in Fund.................................  (5,743,607)  $(36,130,741)  (7,910,355)  $(65,311,885)
                                                       ==========   ============   ==========   ============

Morgan Stanley Equity Fund

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                   FOR THE PERIOD
                                               FOR THE SIX                 FOR THE YEAR ENDED MAY 31,              JULY 29, 1998*
                                              MONTHS ENDED         ------------------------------------------         THROUGH
                                            NOVEMBER 30, 2002        2002             2001             2000         MAY 31, 1999
                                            -----------------      --------         --------         --------      --------------
                                               (unaudited)
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period......       $ 7.81             $ 9.74           $12.88           $11.76           $10.00
                                                 ------             ------           ------           ------           ------

Income (loss) from investment operations:
    Net investment income (loss)++........         0.01              (0.01)           (0.01)           (0.03)            0.01
    Net realized and unrealized gain
      (loss)..............................        (1.22)             (1.88)           (1.64)            1.22             1.75
                                                 ------             ------           ------           ------           ------

Total income (loss) from investment
  operations..............................        (1.21)             (1.89)           (1.65)            1.19             1.76
                                                 ------             ------           ------           ------           ------

Less distributions from net realized
  gain....................................         --                (0.04)           (1.49)           (0.07)            --
                                                 ------             ------           ------           ------           ------

Net asset value, end of period............       $ 6.60             $ 7.81           $ 9.74           $12.88           $11.76
                                                 ======             ======           ======           ======           ======

Total Return+.............................       (15.49)%(1)        (19.46)%         (13.59)%          10.12%           17.60%(1)

Ratios to Average Net Assets(3):
Expenses..................................         1.50 %(2)          1.35%            1.27%            1.29%            1.38%(2)

Net investment income (loss)..............         0.23 %(2)         (0.07)%          (0.08)%          (0.25)%           0.07%(2)

Supplemental Data:
Net assets, end of period, in thousands...       $4,327             $6,608          $10,481          $12,483           $7,933

Portfolio turnover rate...................           35 %(1)            96%             162%             184%              80%(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                                   FOR THE PERIOD
                                                FOR THE SIX                FOR THE YEAR ENDED MAY 31,              JULY 29, 1998*
                                               MONTHS ENDED         -----------------------------------------         THROUGH
                                             NOVEMBER 30, 2002        2002            2001            2000          MAY 31, 1999
                                             -----------------      ---------       ---------       ---------      --------------
                                                (unaudited)
Class B Shares
Selected Per Share Data:

Net asset value, beginning of period.......         $7.57              $9.51          $12.71          $11.69            $10.00
                                                    -----              -----          ------          ------            ------

Income (loss) from investment operations:
    Net investment loss++..................         (0.02)             (0.07)          (0.10)          (0.12)            (0.07)
    Net realized and unrealized gain
      (loss)...............................         (1.18)             (1.83)          (1.61)           1.21              1.76
                                                    -----              -----          ------          ------            ------

Total income (loss) from investment
  operations...............................         (1.20)             (1.90)          (1.71)           1.09              1.69
                                                    -----              -----          ------          ------            ------

Less distributions from net realized
  gain.....................................          --                (0.04)          (1.49)          (0.07)             --
                                                    -----              -----          ------          ------            ------

Net asset value, end of period.............         $6.37              $7.57          $ 9.51          $12.71            $11.69
                                                    =====              =====          ======          ======            ======

Total Return+..............................        (15.85)%(1)        (20.03)%        (14.28)%          9.32%            16.90 %(1)

Ratios to Average Net Assets(3):
Expenses...................................          2.25 %(2)          2.10%           2.04%           2.04%             2.13 %(2)

Net investment loss........................         (0.52)%(2)         (0.82)%         (0.85)%         (1.00)%           (0.68)%(2)

Supplemental Data:
Net assets, end of period, in thousands....      $123,512           $184,612        $303,227        $374,215          $273,345

Portfolio turnover rate....................            35 %(1)            96%            162%            184%               80 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                                   FOR THE PERIOD
                                               FOR THE SIX                 FOR THE YEAR ENDED MAY 31,              JULY 29, 1998*
                                              MONTHS ENDED         ------------------------------------------         THROUGH
                                            NOVEMBER 30, 2002        2002             2001             2000         MAY 31, 1999
                                            -----------------      --------         --------         --------      --------------
                                               (unaudited)
Class C Shares
Selected Per Share Data:

Net asset value, beginning of period......        $7.60             $ 9.54           $12.73           $11.70           $10.00
                                                  -----             ------           ------           ------           ------

Income (loss) from investment operations:
    Net investment loss++.................        (0.02)             (0.06)           (0.09)           (0.12)           (0.04)
    Net realized and unrealized gain
      (loss)..............................        (1.18)             (1.84)           (1.61)            1.22             1.74
                                                  -----             ------           ------           ------           ------

Total income (loss) from investment
  operations..............................        (1.20)             (1.90)           (1.70)            1.10             1.70
                                                  -----             ------           ------           ------           ------

Less distributions from net realized
  gain....................................         --                (0.04)           (1.49)           (0.07)            --
                                                  -----             ------           ------           ------           ------

Net asset value, end of period............        $6.40             $ 7.60           $ 9.54           $12.73           $11.70
                                                  =====             ======           ======           ======           ======

Total Return+.............................       (15.79)%(1)        (19.97)%         (14.17)%           9.31%           17.10%(1)

Ratios to Average Net Assets(3):
Expenses..................................         2.25 %(2)          2.01%            1.96%            2.04%            1.91%(2)

Net investment loss.......................        (0.52)%(2)         (0.73)%          (0.77)%          (1.00)%          (0.46)%(2)

Supplemental Data:
Net assets, end of period, in thousands...       $9,131            $13,156          $19,604          $24,711          $15,744

Portfolio turnover rate...................           35 %(1)            96%             162%             184%              80%(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                                   FOR THE PERIOD
                                                   FOR THE SIX               FOR THE YEAR ENDED MAY 31,            JULY 29, 1998*
                                                  MONTHS ENDED         --------------------------------------         THROUGH
                                                NOVEMBER 30, 2002        2002           2001           2000         MAY 31, 1999
                                                -----------------      --------       --------       --------      --------------
                                                   (unaudited)
Class D Shares
Selected Per Share Data:

Net asset value, beginning of period..........        $7.89              $9.82         $12.95         $11.79           $10.00
                                                      -----              -----         ------         ------           ------

Income (loss) from investment operations:
    Net investment income (loss)++............         0.02               0.01           0.02          (0.01)            0.03
    Net realized and unrealized gain (loss)...        (1.23)             (1.90)         (1.66)          1.24             1.76
                                                      -----              -----         ------         ------           ------

Total income (loss) from investment
  operations..................................        (1.21)             (1.89)         (1.64)          1.23             1.79
                                                      -----              -----         ------         ------           ------

Less distributions from net realized gain.....         --                (0.04)         (1.49)         (0.07)            --
                                                      -----              -----         ------         ------           ------

Net asset value, end of period................        $6.68              $7.89         $ 9.82         $12.95           $11.79
                                                      =====              =====         ======         ======           ======

Total Return+.................................       (15.34)%(1)        (19.30)%       (13.43)%        10.43%           17.90%(1)

Ratios to Average Net Assets(3):
Expenses......................................         1.25 %(2)          1.10%          1.04%          1.04%            1.13%(2)

Net investment income.........................         0.48 %(2)          0.18%          0.15%          0.00%            0.32%(2)

Supplemental Data:
Net assets, end of period, in thousands.......       $5,423             $8,230         $8,888         $5,339              $69

Portfolio turnover rate.......................           35 %(1)            96%           162%           184%              80%(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY

36035RPT-9371L02-AP-12/02

Morgan Stanley Equity Fund

Semiannual Report
November 30, 2002